SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2001

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events

      On December 18, 2001, Solectron Corporation issued a press release announcing its fiscal first quarter results and outlook for its fiscal second quarter, which is attached as Exhibit 99.1.

      On December 18, 2001, Solectron Corporation issued a press release announcing that it intends to use cash to meet any obligations next month to repurchase its zero-coupon senior convertible notes due in 2019, which is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c)	Exhibits in accordance with the provisions of Item 601 of Regulation S-K.

99.1	Solectron Corporation press release regarding fiscal first quarter results and outlook for fiscal second quarter, issued December 18, 2001.

99.2	Solectron Corporation press release, issued December 18, 2001, regarding its election to pay cash to meet any obligations to repurchase its zero-coupon senior convertible notes due in 2019.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2001	SOLECTRON CORPORATION

/s/ Kiran Patel

Kiran Patel
Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit No.
99.1	Solectron Corporation press release regarding fiscal first quarter results and outlook for fiscal second quarter, issued December 18, 2001.
99.2	Solectron Corporation press release, issued December 18, 2001, regarding its election to pay cash to meet any obligations to repurchase its zero-coupon senior convertible notes due in 2019.